Exhibit 10.10

AMENDED AND RESTATED
INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

                    AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this “Agreement”) dated as of March 27, 2007 by and among Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”), North Sound Legacy International Ltd. (“NS International”), North Sound Legacy Institutional Fund LLC (“NS Institutional and, together with NS International, “North Sound”), Andrew D. Lipman (“Lipman”), and Seapine Investments LLC (“Seapine”, together with North Sound and Lipman, the “Investors” and together with Laurus in its individual capacity, the “Secured Parties”) and Laurus, as collateral agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS

                    Laurus has purchased a Secured Term Note in the original principal amount of $25,000,000 (as amended, modified or supplemented, the “June 2006 Note”) made by TrueYou.Com Inc., a Delaware corporation (“Issuer”) pursuant to the terms of the Securities Purchase Agreement, dated as of June 30, 2006 by and between the Issuer and Laurus (as amended, modified or supplemented from time to time, the “June SPA” and, together with the Related Agreements referred to therein, each as amended, modified or supplemented from time to time, the “June Laurus Documents”.

                    On March 16, 2007, the Investors have purchased Secured Demand Notes in the aggregate original principal amount of $2,000,000 (as amended, modified or supplemented, each a “March 16th Investor Note” and, collectively, the “March 16th Investor Notes”) made by Issuer.

                    On March 27, 2007, the Investors have purchased Secured Demand Notes in the aggregate original principal amount of $2,000,000 (as amended, modified or supplemented, each a “March 27th Investor Note” and, collectively, the “March 27th Investor Notes” and, together with the March 16th Investor Notes, the “March Investor Notes”, and the March Investor Notes together with the June Laurus Documents, the “Documents” ) made by Issuer.

                    To secure the complete and prompt payment of all Obligations (as hereafter defined), (1) Issuer and its Subsidiaries (as defined in the June Laurus Documents; each Subsidiary shall hereinafter be referred to as an “Other Party” and, collectively, the “Other Parties”) has executed Security Documents (as defined in the June Laurus Documents) in favor of Laurus granting to Laurus a security interest in all assets of the Issuer and each Other Party and (2) Issuer has executed the March Investor Notes in favor of the Investors granting to such Investors a security interest in all assets of the Issuer and each Other Party (the collateral referred to in the foregoing clauses (1) and (2) are hereinafter collectively referred to as the “Collateral”).

                    The Secured Parties desire to appoint Collateral Agent to act as agent for the Secured Parties and their successors and assigns with respect to the Collateral and Collateral Agent desires to accept such appointment.

                    The Investors presently contemplate the purchase of further debt of the Issuer prior to March 31, 2007, on terms substantially in accordance with the term sheet attached hereto as Exhibit A, as the same may be revised by mutual agreement of all Investors (the “March Term Sheet”). Each Secured Party, the Issuer and each of the Other Parties contemplates that if, as and when definitive agreements are executed with respect to any additional loans and so long as the Secured Parties are party to such definitive agreements (it not being intended by this Agreement to create any obligation to lend by any Secured Party) then (i) this Agreement shall be superseded in all respects by the definitive agreements executed in connection with such transaction(s); (ii) that all Obligations outstanding pursuant to the March Investor Notes shall become Obligations identical to the debt issued in such transaction(s); and (iii) that definitive documents in respect of such transaction(s) shall reflect the rights and obligations of each such party as set forth in the March Term Sheet as the same may be amended as set forth above.

                    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent and the Secured Parties agree as follows:

          SECTION 1. Definitions.

                    “Debtor Party” shall have the meaning ascribed thereto in Section 3 of this Agreement.

                    “Obligations” shall mean all obligations and liabilities of the Issuer and its respective successor and assign under the June Laurus Documents and the March Investor Notes.

                    “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                    “Pro Rata Share” means, when calculating a Secured Party’s portion of any distribution or amount, on a dollar for dollar basis in respect of any Obligations at any time, an amount equal to a fraction, the numerator of which is the then unpaid principal amount of such Obligations owing to or held by such Secured Party and the denominator of which is the aggregate principal amount of all Obligations owing by Issuer to all the Secured Parties entitled to receive that particular distribution and amount in accordance with Section 8(a) at such time.

                    “Security Interests” means all security interests, liens, rights and interests granted by the Issuer and/or any Other Party for the benefit of any person in the assets of the Issuer and/or any Other Party.

                    “Third Party Priority Security Interests” means any Security Interests granted for the benefit of any person (other than Laurus) that has lien priority over the Security Interests granted for the benefit of the Investors; provided that “Third Party Priority Security Interests” shall not include any Security Interests that have lien priority over those granted for the benefit of Laurus as senior lender under the June Laurus Documents.

                     “UCC” means the Uniform Commercial Code as in effect from time to time.

          SECTION 2. Authorization and Action. (a) The Secured Parties hereby (i) appoint Laurus as the Collateral Agent for purposes of holding, maintaining and enforcing any and all rights and remedies of the Secured Parties in the Collateral (including, without limitation (1) the naming of the Collateral Agent, as agent for Secured Parties, as secured party in all UCC financing statements filed or to be filed against Issuer and/or any Other Party (“Financing Statements”) and (2) the execution of any and all Financing Statements by the Collateral Agent on behalf and for the ratable benefit of the Secured Parties) from time to time granted by Issuer and/or any Other Party to secure the Obligations and (ii) authorize the Collateral Agent to take such action as agent on their behalf and to exercise such powers and discretion under this Agreement and the other Documents as are delegated to Collateral Agent and/or any Secured Party by the terms hereof and thereof, together with such other powers and discretion as are incidental thereto, including, without limitation, acquiring, holding, and enforcing any and all security interests and liens on the Collateral granted by the Issuer, any Other Party or any other Person to secure any Obligations. To secure the payment and performance of the Obligations, Issuer, Other Parties and Secured Parties hereby acknowledge, confirm and agree that Collateral Agent has and shall continue to have for the benefit of the Secured Parties a continuing security interest in all Collateral heretofore granted to the Collateral Agent, for the benefit of the Secured Parties pursuant to the applicable Documents, and, to the extent not otherwise granted to Collateral Agent, Issuer and Other Parties hereby assign, pledge and grant to Collateral Agent, for the ratable benefit of Secured Parties, a continuing security interest in and to the Collateral.

          (b) The Collateral Agent may from time to time and at its sole discretion appoint any other Person to act as the Collateral Agent’s sub-agent for purposes of holding any lien or security interest granted under the Documents or exercising rights and remedies thereunder at the direction of the Collateral Agent, subject to the terms of this Agreement. In this connection, such sub-agents shall be entitled to the benefits of provisions of this Agreement as though such sub-agents were the “Collateral Agent” under this Agreement.

          (c) Notwithstanding any provision to the contrary in the Documents, the Collateral Agent shall have, with respect to the Issuer and the Other Parties, the duties and responsibilities expressly set forth in this Agreement and the other Documents, and no others, and the Collateral Agent shall not by reason of this Agreement or any other Document be a trustee for, or have any fiduciary obligations to, the Issuer or any Other Party, and no implied covenant, functions or responsibilities shall be read into this Agreement or the other Documents or otherwise exist against the Collateral Agent.

          (d) Except as set forth herein, Collateral Agent shall not be required to exercise any discretion or take any action under any Document. Following the occurrence and during the continuance of an Event of Default under and as defined in any applicable Document, Collateral Agent shall have the exclusive right to declare an Event of Default under and as defined in the applicable Document following receipt by Collateral Agent from any Secured Party of a Notice of Default (as hereinafter defined) and may commence exercising its rights and remedies under the applicable Documents or under applicable law or otherwise authorize the requesting Secured Party to take such action on behalf of Collateral Agent. Notwithstanding anything contained herein to the contrary, Collateral Agent shall not be required to take any action which exposes it to personal liability or that is contrary to any Document or applicable law. For purposes hereof, the term “Notice of Default” means a notice delivered by a Secured Party to Collateral Agent stating that an Event of Default under and as defined in a Document has occurred and is continuing beyond any applicable cure or grace period.

          (e) In performing its functions and duties under this Agreement and the other Documents, Collateral Agent shall act solely as an agent of the Secured Parties and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Issuer, any Other Party or any other Person. Collateral Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement. The duties of Collateral Agent shall be mechanical and administrative in nature and Collateral Agent shall not have, nor be deemed to have, by reason of this Agreement, any other Document or otherwise, a fiduciary relationship in respect of any Secured Party. Except as expressly set forth in this Agreement, Collateral Agent shall not have any duty to disclose, and shall not be liable for failure to disclose, any information relating to Issuer or any Other Party that is communicated to or obtained by Collateral Agent or any of its affiliates in any capacity.

          (f) If Collateral Agent shall request instructions from any Secured Party with respect to any act or action (including failure to act) in connection with this Agreement or any other Document, Collateral Agent shall be entitled to refrain from such act or taking such action unless and until Collateral Agent shall have received instructions from such Secured Party and Collateral Agent shall not incur liability to any Person by reason of so refraining. Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Document (i) if such action would, in the opinion of Collateral Agent, be contrary to law or the terms of this Agreement or any other Document or (ii) if Collateral Agent shall not first be indemnified to its reasonable satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against Collateral Agent as a result of Collateral Agent’s acting or refraining from acting hereunder or under any other Document in accordance with the instructions of the Secured Parties.

          (g) Anything in this Agreement or any other Document to the contrary notwithstanding, each Secured Party hereby agrees with each other Secured Party that no Secured Party shall take any action to protect or enforce its rights arising out of the Documents (including exercising any rights of setoff) without first obtaining the prior written consent of Collateral Agent, it being the intent of Secured Parties that any such action to protect or enforce rights under the Documents shall be taken in concert and at the direction or with the consent of Collateral Agent.

          (h) The powers conferred on the Collateral Agent hereunder are solely to protect the interest of the Secured Parties (including, without limitation, the Collateral Agent in its individual Secured Party capacity) in the Collateral and, except as expressly set forth in the preceding clause (d), shall not impose any duty upon the Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, whether or not the Collateral Agent or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve the rights against any parties or any other rights pertaining to any Collateral.

          (i) The Issuer and each Other Party hereby consent and agree, upon request by the Collateral Agent, to execute and deliver such agreements, instruments and documents as the Collateral Agent may reasonably deem desirable to create, preserve and/or release the liens and security interests in the Collateral, including any release in connection with any sale, transfer or other disposition of the Collateral or any part thereof in accordance with any Document, or for application thereof pursuant to the terms of the Documents.

          SECTION 3. Collateral Agent’s Reliance. Etc. Neither the Collateral Agent nor any of its directors, officers, partners, managers, members, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Document, except for its or their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). Without limiting the generality of the foregoing, the Collateral Agent: (a) may consult with its counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Secured Party, the Issuer or any Other Party (hereinafter, the “Debtor Party”) and shall not be responsible to any Debtor Party for any statements, warranties or representations made in, or in connection with this Agreement by any third party; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Document, including, the Financing Statements, on the part of any Debtor Party or to inspect the property (including the books and records) of any Debtor Party; (d) shall not be responsible to any Debtor Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Document, any of the Collateral or any other instrument or document furnished pursuant hereto or thereto or the perfection or collectibility of any Collateral; and (e) shall incur no liability under or in respect of any Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by electronic mail, telecopy, or otherwise) believed by the Collateral Agent to be genuine and signed or sent by the proper party or parties.

          SECTION 4. The Collateral Agent in Its Individual Capacity. With respect to the Obligations owing to it under the Documents, the Collateral Agent in its individual capacity as a Secured Party shall have the same rights and powers under the Documents as any other Secured Party and may exercise the same as though it were not the Collateral Agent; and the term Secured Party shall, unless otherwise expressly indicated, include Laurus, in its individual capacity or such other Person, or any other Person who is a Secured Party serving as the Collateral Agent in its individual capacity. Any Person serving as the Collateral Agent, and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept other business engagements from and generally engage in any kind of business with any Debtor Party, any of its Other Parties and any Person who may do business with or own securities of any Debtor Party, or any such Other Party, all as though such Person were not the Collateral Agent and without any duty to account therefor to any Debtor Party.

          SECTION 5. Resignation of the Collateral Agent. The Collateral Agent may resign at any time as Collateral Agent under this Agreement by giving not less than thirty (30) days prior written notice thereof to the Secured Parties. Following any such resignation, the Collateral Agent shall give notice thereof to the Issuer; provided, that the failure to give such notice shall not affect the validity or effectiveness of such resignation. Upon any such resignation under this Agreement, the Secured Parties shall have the right to appoint a successor Collateral Agent under this Agreement. If no successor Collateral Agent shall have been so appointed by the Secured Parties, and shall have accepted such appointment, within 30 days after the retiring Collateral

Agent’s giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Parties may request, in order to continue the perfection of the liens granted by the Security Documents in accordance with the terms thereof, such successor Collateral Agent shall succeed to and become vested with, all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement without any other or further act or deed on the part of such former Collateral Agent. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

          SECTION 6. Sharing of Security Interests. So long as no Third Party Priority Security Interests exist, any and all valid security interests, liens, rights and interests of the Secured Parties, whether now or hereafter arising or existing, in or on any or all of the Collateral shall have equal priority and shall rank equally and ratably (in accordance with each Secured Party’s Pro Rata Share). For purposes of the foregoing, any claim of a right of set-off shall be treated in all respects as a security interest and no claimed right of set-off shall be asserted to defeat or diminish the rights or priorities provided for herein. If any Secured Party, in its individual capacity, shall acquire a security interest or lien in any of the Collateral, such Secured Party shall promptly assign and transfer such security interest or lien in the Collateral to Collateral Agent for the ratable benefit of the Secured Parties.

          SECTION 7. Sharing of Payments. So long as no Third Party Priority Security Interests exist, in the event any payment or distribution on the Obligations is made other than pursuant to the Documents (whether voluntarily, involuntarily, through the exercise of any right of banker’s lien, set-off or counterclaim or otherwise), the Secured Party receiving such payment shall receive and hold the same in trust, as trustee, for the benefit of the Secured Parties and shall forthwith deliver the same to the Collateral Agent. Each such payment or distribution set forth in the immediately preceding sentence, shall be applied by the Collateral Agent in accordance with Section 8. Notwithstanding the foregoing, this Section 7 shall not apply to payments made by Laurus (or any of its affiliates) to refinance existing indebtedness of Laurus (or its assigns) under the June 2006 Documents.

          SECTION 8. Application of Proceeds. So long as no Third Party Priority Security Interests exist: (a) All moneys collected by the Collateral Agent upon any collection, sale or other disposition of any Collateral or upon receipt of any insurance proceeds relating to the Collateral and/or from guarantors under any guaranty agreement constituting a Document or the exercise of rights or remedies with respect to any Document, shall be applied as follows:

                    (i) first, to the payment of (x) any and all sums advanced by the Collateral Agent after the date hereof in order to preserve or protect the Collateral or preserve or protect its security interest in the Collateral, (y) the reasonable out of-pocket fees and expenses of foreclosing, re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights or remedies hereunder (to the extent consistent with the provisions of Section 10 of this Agreement) or under the other Documents, together with reasonable attorneys’ fees and expenses and court costs, incurred by Collateral Agent or any Secured Party in connection therewith (provided, however, that the foregoing are not intended to include costs associated with the Collateral Agent’s participation in the transaction(s) contemplated in the March Term Sheet);

                    (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), to the payment of any and all outstanding Obligations owing to each Secured Party in accordance with such Secured Party’s Pro Rata Share on a dollar for dollar basis; and

                    (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii), any surplus then remaining shall be held by Collateral Agent as cash collateral pending payment in full of all Obligations and irrevocable termination of the Documents, after which any remainder shall be paid to the Issuer or as otherwise required by law or as a court of competent jurisdiction shall direct.

          (b) For purposes of determining the amount payable to each Secured Party, the Collateral Agent shall be entitled to request each Secured Party to furnish it with a written certification of the amount of Obligations then owed to it and shall be entitled to rely upon the amounts stated therein in making such distribution.

          (c) For purposes of applying payments received in accordance with this Section 8, the Collateral Agent shall be entitled to rely upon the Secured Parties for a determination (which the Secured Parties by their acceptance of the benefits of this Agreement shall be obligated to provide upon request of the Collateral Agent) of the outstanding Obligations owed to each Secured Party. Unless it has actual knowledge to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no obligations other than principal and interest are owing to any Secured Party.

Notwithstanding the foregoing, this Section 8 shall not apply to payments made by Laurus (or any of its affiliates) to refinance existing indebtedness of Laurus (or its assigns) under the June 2006 Documents.

          SECTION 9. Waivers and Modifications of Documents. The terms and conditions of this Agreement shall not be amended, modified or waived in any respect without the prior written consent of the Collateral Agent and each of the other Secured Parties.

          SECTION 10. Indemnity and Expense. (a) The Secured Parties hereby indemnify the Collateral Agent ratably (in accordance with their respective Pro Rata Share) from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement and the other Documents, including, without limitation, enforcement of this Agreement and the other Documents, except claims, losses or liabilities resulting from the Collateral Agent’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Issuer and Other Parties hereby acknowledge that all such claims, losses and liabilities for which the Secured Parties are liable shall constitute Obligations secured by the Collateral.

          (b) To the extent such amount are not paid by the Issuer or any of the Other Parties in accordance with their obligations under the respective Documents, the Secured Parties will upon demand pay (in accordance with their respective Pro Rata Share) to the Collateral Agent the amount of any and all unreimbursed expenses, including the fees and expenses of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, maintenance, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any Secured Party hereunder or under any other Document, or (iv) the failure by the Issuer or any Other Party to perform or observe any of the provisions hereof. Issuer and Other Parties hereby acknowledge that all such expenses paid by the Secured Parties shall constitute Obligations secured by the Collateral.

          SECTION 11. Notices. Whenever it is provided herein or in the other Documents that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three (3) business days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11); (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule A or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

          SECTION 12. Continuing Agreement; Assignments. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations and irrevocable termination of the Documents and (b) be binding upon the Secured Parties, Collateral Agent, Issuer and Other Parties, their successors and assigns, and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its respective successors, transferees and assigns.

          SECTION 13. Governing Law; Counterparts; Attorney’s Fees. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, SHALL NOT BE AMENDED EXCEPT BY A WRITING SIGNED BY THE COLLATERAL AGENT AND EACH OF THE SECURED PARTIES, MAY BE EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL, AND SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK AND FURTHER CONSENT THAT ANY PROCESSOR NOTICE OR OTHER APPLICATION TO ANY COURT OR A JUDGE THEREOF MAY BE SERVED WITHIN OR

WITHOUT THE STATE OF NEW YORK BY CERTIFIED MAIL OR BY PERSONAL SERVICE, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ITS REASONABLE ATTORNEYS’ FEES AND COSTS.

          SECTION 14. Amendment and Restatement of Original Agreement. The parties to this Agreement have heretofore entered into that certain Intercreditor and Collateral Agency Agreement, dated as of March 16, 2007 (the “Original Agreement”), among Laurus, in its individual capacity and as collateral agent, NS International, NS Institutional, Lipman, Seapine and the Issuer. The parties hereby acknowledge and agree that this Agreement amends and restates the Original Agreement in its entirety.

[SIGNATURE LINES ON FOLLOWING PAGE]

                    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

LAURUS MASTER FUND, LTD.,
as a Secured Party

By:

Name:
Title:

LAURUS MASTER FUND, LTD.,
as Collateral Agent

By:

Name:
Title:

NORTH SOUND LEGACY INTERNATIONAL LTD.,
as a Secured Party

By: NORTH SOUND CAPITAL LLC; its Investment Advisor

By:

Name:
Title:

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC,
as a Secured Party

By: NORTH SOUND CAPITAL LLC; its Manager

By:

Name:
Title:

SEAPINE INVESTMENTS LLC,
as a Secured Party

By:

Name:
Title:

ANDREW D. LIPMAN,
as a Secured Party

By:

ACKNOWLEDGED AND AGREED TO:

TRUEYOU.COM INC.

By:

Name:
Title:

TRUEYOU.COM, INC. hereby represents and warrants to the Investors and Laurus that no authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority (as defined in each of the March Investor Notes), or approval or consent of any other Person (as defined in each of the March Investor Notes), is required for the due execution, delivery or performance by the Company of any Documents, except for recordings or filings in connection with the perfection of the liens on the Collateral in favor of the Investors.

TRUEYOU.COM INC.

By:

Name:
Title:

SCHEDULE A

Notice Information

Name and Addresses

1.	Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, NY 10017

Attention: Portfolio Services
Facsimile: (212) 541-4410

2.	North Sound Legacy International Ltd.
20 Horseneck Lane
Greenwich, CT 06830
Facsimile: 203-340-5701
Attn: General Counsel
3	North Sound Legacy Institutional Fund LLC
20 Horseneck Lane
Greenwich, CT 06830
Facsimile: 203-340-5701

Attn: General Counsel

4.	Seapine Investments LLC
c/o Kidd & Company, LLC
10 Glenville Street
Greenwich, CT 06831

Facsimile: 203-661-1839

5.	Andrew D. Lipman
c/o Kidd & Company, LLC
10 Glenville Street
Greenwich, CT 06831

Facsimile: 203-661-1839

6.	TrueYou.Com Inc.
501 Merritt 7, 5th Floor
Norwalk, Connecticut 06851

Facsimile: 203-295-2102